FIG PARTNERS' INVESTOR MEETINGS

March 2011

Peter F. Benoist, CEO
Frank H. Sanfilippo, EVP & CFO

ENTERPRISE FINANCIAL®
TALENT · STRENGTH · PASSION

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2009 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

COMPANY PROFILE

- $2.8 billion assets, $1.5 billion trust assets
- Operating in St. Louis & Kansas City, MO & Phoenix, AZ
- 93% core deposit funded, 3.94% NIM, 17% fee income ratio, 58% efficiency ratio, 59% C&I and owner occupied CRE loans in 2010
- Winning business model:
  - Focus on private businesses & owner families
  - Attracting top talent in markets
  - Product breadth – Banking, Treasury Management, Trust & Wealth Management
  - Penetrating market niches with less price competition
  - Strong client satisfaction & market image

HIGHLY VALUED BUSINESS MODEL


Overall Client Satisfaction % "Exceptional" Rating
80%
70%
60%
50%
40%
30%
20%
10%
0%
41%
48%
47%
64%
56%
70%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
Regional Bank E
EFSC

Source: Greenwich Research Associates 2010 Businesses $1 – 50 million, St. Louis

ENTERPRISE VALUE PROPOSITION

Seamlessly blend commercial banking and wealth management services

ENTERPRISE BANK
$2.8 Billion in
Banking Assets


Enterprise University
Financial & Estate Planning
Tax Credit Brokerage
Treasury Management
Private Businesses & Owner Families
Business & Succession Planning
Personal & Private Banking
Trust Administration
Commercial Banking
Investment Management

ENTERPRISE TRUST
$1.5 Billion in
Assets Under Administration

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

COMPANY MARKETS



St. Louis MSA

- 2.8 million population; 18th largest metro area
- Diversified, stable economy with significant manufacturing, plant and medical services and financial services sectors
- Nation's 2nd largest inland port, 3rd largest rail center
- More than 70,000 private businesses, 53,000 millionaire households
- Moderate unemployment (9.4%), office vacancy (16.0%) vs. national averages



Kansas City MSA

- 2.1 million population; 29th largest metro area
- Another stable, diversified economy with major transportation, animal & human medical sciences, manufacturing and communications segments
- Nation's 2nd largest rail center
- More than 50,000 private businesses. 38,000 millionaire households
- Moderate unemployment (8.6%) and office vacancy (16.8%)



Phoenix MSA

- 4.4 million population; 12th largest metro area
- Attractive long term growth potential
- More than 90,000 private businesses, 79,000 millionaire households
- December unemployment rate 8.4%, down from 9.6% peak
- Significant manufacturing, electronics, tourism, professional services and retail industries

Sources: US Census, CB Richard Ellis, National Association of Realtors, Local Economic Development Organizations, Phoenix Marketing International

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

ST. LOUIS MARKET OPPORTUNITIES



Bank	Deposits ($000)	Share
1. US Bank (MN)	11,478,992	16.14%
2. Bank of America (NC)	8,542,445	12.01%
3. Commerce Bank (MO)	4,567,336	6.42%
4. Southwest Bank, M&I (WI)	4,339,959	6.10%
5. Regions Bank (AL)	3,161,860	4.45%
6. First Bank (MO)	2,153,696	3.03%
7. PNC (PA)	2,064,859	2.90%
8. Enterprise Bank & Trust (MO)	1,302,704	1.83%
9. Bank of Edwardsville (IL)	1,172,352	1.65%
10. Pulaski Bank (MO)	1,151,005	1.62%

Source: FDIC June 2010

- Largest publicly held banking based in St. Louis
- $1.2 billion loans in 4 locations
- Fragmented market. Top 3 banks control only 35% share. Ripe for consolidation, creating opportunity.
- Significant market disruption:
  - M&I bank acquired by Bank of Montreal
  - PNC recently acquired National City

KANSAS CITY MARKET OPPORTUNITIES



Overland Park
Olathe
Lees Summit
Blue Springs
Grandview
Gladstone

Bank	Deposits ($000)	Share
1. Commerce Bank (MO)	4,921,127	11.64%
2. UMB (MO)	4,676,120	11.07%
3. Bank of America (NC)	4,276,096	10.12%
4. Bank Midwest (MO)	2,245,622	5.31%
5. US Bank (MN)	2,083,383	4.93%
6. Capital Federal Savings (KS)	1,864,939	4.41%
7. Hillcrest Bank (KS)	1,199,045	2.84%
8. FNB Olathe (KS)	797,362	1.89%
9. Metcalf Bank (KS)	779,878	1.85%
10. Country Club Bank (KS)	779,373	1.84%
18. Enterprise Bank & Trust (MO)	511,175	1.21%

Source: FDIC June 2010

- $550 million loans in 7 locations
- Another fragmented market. Top 3 banks control only 33% share.
- Significant market disruption:
  - Bank Midwest acquired by private equity firm
  - Hillcrest Bank failed
  - Additional stressed banks in market

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

ARIZONA MARKET OPPORTUNITIES


Phoenix
Tempe
Mesa
Gilbert
Chandler

Bank	Deposits ($000)	Share
1. Wells Fargo (CA)	15,886,656	25.14%
2. JP Morgan (NY)	14,248,363	22.55%
3. Bank of America (NC)	13,870,355	21.95%
4. Mutual of Omaha (NE)	2,191,437	3.47%
5. M & I Bank (WI)	2,138,570	3.38%
6. Compass Bank (AL)	1,495,446	2.37%
7. NB of Arizona (AZ)	1,299,769	2.06%
8. NY Community Bank (NY)	1,285,553	2.03%
9. Meridian Bank (AZ)	1,156,479	1.83%
10. Alliance Bank (AZ)	840,413	1.33%
26. Enterprise Bank & Trust (MO)	165,092	0.26%(1)

Source: FDIC June 2010

- $370 million assets and $165 million deposits in 4 locations
- Highly concentrated market. Top 3 banks control 70% share. Opportunity to capture share from banks that underserve private business.
- 3 FDIC transactions to establish platform:
  - Valley Capital Bank in December 2009
  - Home National Bank assets in July 2010
  - Legacy Bank in January 2011

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

(1) Proforma with Legacy Bank 6/30/10 deposits

FDIC ASSISTED DEALS - ARIZONA

Valley Capital Bank, December 2009

Loans/ORE/Other Assets	$44mm
Deposits	$43mm
80/95% loss share	

HNB Asset Purchase, July 2010

Loans/ORE/Other Assets	$256mm
80% loss share	

Legacy Bank January 2011

Loans/ORE	$118mm
Deposits	$114mm
Trust Assets	$ 70mm
2 locations in Scottsdale	
VAI offered & exercised	
80% loss share	

- VC & HNB contributed $13mm to EFSC PTP in 2010
- Accretable yield for purchased loans at 12/31/10 - $47mm

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

MANAGING CREDIT RISK

LOAN PORTFOLIO MIX BY COLLATERAL

C&I Plus Owner Occupied CRE Comprise 59% of the Portfolio

Dollars in millions

	12/31/10
Raw Ground	$ 17.9
Construction/LAD	
Residential	90.0
Commercial	115.1
Total	$ 223.0
Owner Occupied	
Residential Incl Home Equity	$ 127.3
C&I	335.6
Other	27.0
Total	$ 489.9
Non Owner Occupied	
Retail	$ 156.6
Office	137.7
Ind./Warehouse	79.8
Multi-family	53.2
Residential Single Family	72.4
Other	59.6
Total	$ 559.3
All Real Estate Loans	$ 1,272.2
Commercial & Industrial Loans & Other	620.9
Total	$ 1,893.1



Raw Ground
1%
Const/LAD
11%
Owner
Occupied
26%
Residential
Non Owner
Occupied
4%
Commercial
Non Owner
Occupied
25%
Commercial &
Industrial
33%

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

ASSET QUALITY TRENDS



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.60%
3.19%
3.12%
3.18%
2.59%
2.10%
3.10%
2.63%
2.69%
2.45%
1.90%
2.83%
1.76%
1.23%
1.57%
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
NPA/Assets*
NPL/Loans
NCO/Avg Loans

*Excludes ORE covered by FDIC Loss Share Agreements

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

NON PERFORMING LOANS & LOSS COMPOSITION

Dollars in millions

December 31, 2010

Category	Portfolio	Non Performing	% NPL
Construction/LAD	$ 190.3	$ 9.9	5.20
CRE - Investor	444.7	10.9	2.45
CRE - Owner Occupied	331.6	2.0	.60
Residential RE	189.5	12.3	6.49
Commercial & Industrial	593.9	11.3	1.90
Consumer & Other	16.4	-	-
Covered Loans	126.7	-	-
TOTAL	$ 1,893.1	$ 46.4	2.45%

For the 36 months ended December 31, 2010



Cons-Other
0.2%
C & I
15.2%
Constr/LAD
33.0%
Res Re
14.1%
CRE - OO
1.6%
CRE - Inv
35.9%

- $77 million in cumulative losses
- 4.7% of 12/31/07 loan portfolio balances (originally reported)

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

IMPAIRED LOANS AND OREO

- No single, large exposures; impaired credits well reserved
- Includes $10mm of ORE covered under FDIC Loss Share

Dollars in millions

Impaired Loans – Largest by Exposure	Loans Outstanding	Specific Reserves	% of Loans Outstanding
Residential RE/C&I	$ 4.1	$ 1.8	45%
Commercial & Industrial	2.3	1.7	76%
Commercial RE	4.1	1.0	23%
Residential RE	3.8	.8	20%
39 other relationships	32.1	3.8	12%
Total	$ 46.4	$ 9.1	20%

OREO Type of Collateral	Value	% of Portfolio
Residential Homes	$ 9.7	27%
Residential Lots - % of Total	9.4	26%
Commercial Property	17.1	47%
Total (83 Properties)	$ 36.2	100%

Year OREO Sold	Amount	Gain/(Loss) (in thousands)
2010	$ 26.0	$ 79
2009	22.8	(436)
2008	7.9	552
Total	$ 56.7	$ 195

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

BALANCE SHEET STRENGTH

CAPITAL RATIOS


Total Capital Ratio
14.50
14.00
13.50
13.00
12.50
12.00
12.81%
13.32%
14.30%
2008
2009
2010


Leverage Ratio
9.20
9.00
8.80
8.60
8.40
8.67%
8.96%
9.15%
2008
2009
2010


Tier 1 Ratio
14.0
12.0
10.0
8.0
6.0
4.0
8.89%
10.67%
11.97%
2008
2009
2010


TCE/TA
6.00
5.80
5.60
5.40
5.20
5.00
5.38%
5.44%
5.26%
2008
2009
2010

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

STRONG LOAN RESERVE POSITION

Reserves as % Loans*


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.54%
2.36%
2.42%
2008
2009
2010

Reserves as % NPL


120%
100%
80%
60%
40%
20%
0%
95%
112%
92%
2008
2009
2010

*Excludes loans covered under FDIC loss share agreements

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

DEPOSIT GROWTH AND MIX

Dollars in millions


$2,500
$2,000
$1,500
$1,000
$500
$0
2 YR CAGR = 13%
1,793
1,941
2,298
2008
2009
2010
DDA
NOW/MMA
CD
Brokered CD

BOND PORTFOLIO COMPOSITION

Total - $362 million [(1)]


Municipals
5%
Government
& Agency
9%
MBS/CMO
86%

Conservative Approach

- Securities portfolio holds no CDO's
- No holdings of other financial institution trust preferred securities or subordinated debt
- No subprime, Alt – A or private MBS
- Average Life – 4.0 years
- Taxable equivalent yield – 2.52%

(1) Fair Value as of December 31, 2010

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

PROFITABILITY & GROWTH

MARGIN TREND



7.00
6.50
6.00
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
5.54%
5.67%
5.62%
6.34%
6.75%
5.55%
5.59%
5.56%
5.49%
5.45%
4.31%
4.44%
3.15%
3.47%
3.46%
1.72%
1.56%
1.44%
1.24%
1.21%
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
Loan Yield
NIM
Cost of IB Deposits
Loan Yield (not covered)

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

FEE INCOME

Dollars in millions


2010 = $19.0
Other
$2.8
Trust
$5.4
Service Chgs
$5.9
Securities Gains
$2.0
Tax Credit Gains
$2.3
Mortgage Gains
$0.6

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

CORE EARNINGS TRENDS (1)

Dollars in millions


18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$7.5
$9.0
$9.7
$16.4
$13.6
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010

(1) Represents pre-tax, pre-provision operating earnings. See separate reconciliation to pre-tax income (loss) from continuing operations.

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

GROWTH TRENDS & OPPORTUNITIES

- 7% C&I loan growth in 2010
- 20% core deposit growth in 2010
- 25% increase in net interest income
- 20% Wealth Management revenue growth in 2010
- 81% increase in PTPP earnings (4Q/4Q)
- 3 FDIC assisted transactions in Arizona in last 13 months
- Opportunities to gain market share in all 3 markets in 2011/2012

NICHE MARKETS

- Enterprise Value Lending
  - M&A related lending, partnering with PE and VC firms, over $50 million outstanding
  - Established new $10 million mezzanine debt fund in 2010
- Tax Credit Related Lending
  - Awarded $35 million in US Treasury New Market tax credits
  - Over $100 million in Affordable Housing and New Market tax credit loans outstanding
- Life Insurance Premium Financing
  - More than $100 million in loan commitments, $300,000 in annual fees
- Missouri State Low Income Housing Tax Credit Brokerage
  - Tax credits purchased at discount from local affordable housing fund and sold to HNW clients
  - Generated $2.3 million in revenue in 2010
- Enterprise Advisory Services
  - Proprietary deposit platform for RIA's to integrate with trading platforms
  - Represents over $200 million in core deposit balances

TCE/TA RECONCILIATION

Below is a reconciliation of shareholders' equity to tangible common equity and total assets to tangible assets:

Dollars in millions

	December 31, 2010
Shareholders' equity	$ 183.3
Less: Preferred stock	(32.5)
Less: Goodwill	(2.1)
Less: Intangible assets	(1.2)
Tangible common equity	$ 147.5
Total assets	$2,805.8
Less: Goodwill	(2.1)
Less: Intangible assets	(1.2)
Tangible assets	$2,802.5
Tangible common equity to tangible assets	5.26%

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

PTPP RECONCILIATION

Below is a reconciliation of pre-tax income (loss) from continuing operations to pre-tax, pre-provision ("PTPP") operating earnings.

Dollars in millions

	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010
Pre-tax Income (loss) from continuing operations	$ -	($4.8)	$0.5	$7.2	$8.3
Sales & Fair Value writedowns on other real estate	1.2	0.6	0.7	1.6	2.7
Sale of securities	-	(0.6)	(0.5)	(0.1)	(0.8)
Gain on extinquishment of debt	(2.1)	-	-	-	-
Provision for loan losses	8.4	13.8	9.0	7.7	3.4
PTPP operating earnings	$7.5	$9.0	$9.7	$16.4	$13.6

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Q & A